                                                                      EXHIBIT 21
                           LIBERTY MEDIA CORPORATION
                            As of December 31, 2001

  A table of the subsidiaries of Liberty Media Corporation is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


                                                                  State/Country
     Name                                                         of Formation
     ----                                                         ------------

     10 Moons at POP, Inc.                                        CA
     103 Todd-AO Estudios S.L.                                    Spain
     450714B.C., Ltd.                                             BC
     4MC Company 3, Inc.                                          DE
     4MC Limited                                                  UK
     4MC Radiant, Inc.                                            DE
     4MC-Burbank, Inc.                                            DE
     525 Holdings, Inc.                                           CA
     525 Studios, LLC                                             CA
     A.F. Associates, Inc.                                        NJ
     AEI Collingham Holdings Co. Ltd.                             Cayman
     AEI France S.P.R.L.                                          France
     AEI Holding Inc.                                             Cayman
     AEI Music Australia PTY Ltd.                                 Australia
     AEI Music Choice Investment Co.                              UK
     AEI Music Eastern Europe B.V.                                Netherlands
     AEI Music Europe BV                                          Netherlands
     AEI Music GmbH                                               Germany
     AEI Music Ltd.                                               UK
     AEI Music Network Ltd.                                       UK
     AEI Music Network, Inc.                                      WA
     AEI Reditune Music BV                                        Netherlands
     AEI Satellite Media Polska                                   Poland
     AEI Satellite Media Spo.                                     Czech Republic
     AFA Products Group, Inc.                                     NJ
     AGI LLC                                                      DE
     American Simulcast Corp.                                     NY
     Anderson Video Company                                       DE
     ANS Acquisition Sub, Inc.                                    CA
     Aries Pictures LLC                                           CO
     Ascent Entertainment Group, Inc.                             DE
     Asia Broadcast Centre Pte. Ltd.                              Sinapore
     Asian Television Advertising,  LLC                           DE
     Asian Television and Communications International LLC        CO
     Associated American Artists, Inc.                            NY
     Associated Communications of Mexico, Inc.                    DE
     Associated Information Services Corporation                  DE
     Associated PCN Company
     Associated PCN Corporation                                   DE
     Associated PCN Holding Corporation                           DE
     Associated SMR, Inc.                                         DE
     Atlantic Satellite Communications, Inc.                      NJ
     Audio plus Video International, Inc.                         NJ
     Background Music BV                                          Netherlands
     BDTV II Inc.                                                 DE
     BDTV III Inc.                                                DE
     BDTV Inc.                                                    DE
     BDTV IV, Inc.                                                DE
     Beijing Media Wave Advertising Company, Limited              China
     BET Movies/STARZ!3, LLC                                      DE
     Betheiligungsgesellschaft Reditune mbH                       Germany
     Bob Magness, Inc.                                            WY

                                                                                                             State/Country
     Name                                                                                                    of Formation
     ----                                                                                                    ------------
     CABANA Corp.                                                                                            DE
     Cable Programme Partners (1) Limited                                                                    UK
     Catalina Transmission Corp.                                                                             DE
     CDP, LLC                                                                                                CA
     Cinram-POP DVD Center LLC                                                                               CA
     Communication Capital Corp.                                                                             DE
     Company 11 Productions                                                                                  CA
     Company 3 New York, Inc.                                                                                DE
     Computamatch Limited                                                                                    UK
     Digital Doctors LLC                                                                                     DE
     Digital Magic Company                                                                                   DE
     Digital Sound & Picture, Inc.                                                                           DE
     DMX Music, Inc.                                                                                         DE
     Dry Creek Productions LLC                                                                               CO
     Encore Asia, Inc.                                                                                       CO
     Encore Australia Management, Inc.                                                                       DE
     Encore ICCP Investments LLC                                                                             CO
     Encore ICCP, Inc.                                                                                       CO
     Encore International Newco, Inc.                                                                        CO
     Encore International, Inc.                                                                              CO
     ETC Ingenius Holdings, Inc.                                                                             DE
     FilmCore Editorial Los Angeles LLC                                                                      CA
     FilmCore Editorial San Francisco LLC                                                                    CA
     Four Media Company [dba Digital Image, Image Laboratory; Method; Todd Studios Burbank; Todd Burbank]    DE
     Four Media Company Asia PTE Ltd.                                                                        Singapore
     Goosetray Investments Ltd.                                                                              Mauritius
     Group W Broadcast Pte. Ltd.                                                                             Sinapore
     GWNS Acquisition Sub, Inc.                                                                              DE
     Hyper TV Productions, LLC                                                                               CA
     HyperTV with Livewire, LLC                                                                              DE
     IDT Investments Inc.                                                                                    NV
     Ingenius                                                                                                CO
     Instore Media AG                                                                                        Germany
     International Cable Channels Partnership, Ltd. [lp]                                                     CO
     International Post Finance Limited                                                                      DE
     International Post Leasing Limited [dba Audio Plus Video/West]                                          DE
     INtessera Inc.                                                                                          CO
     IPL 235 CORP.                                                                                           DE
     ISS Instore Satellite Service GmbH                                                                      Germany
     KSI, Inc.                                                                                               DE
     LBTW I, Inc.                                                                                            CO
     LBTW II, Inc.                                                                                           CO
     LBTW III, Inc.                                                                                          CO
     LD Bondnet, Inc.                                                                                        DE
     LDIG Aloy, Inc.                                                                                         DE
     LDIG Cars, Inc.                                                                                         DE
     LDIG Enter, Inc.                                                                                        DE
     LDIG Film, Inc.                                                                                         DE
     LDIG Financing LLC                                                                                      DE
     LDIG Food, Inc.                                                                                         DE
     LDIG Gamenet, Inc.                                                                                      DE
     LDIG House, Inc.                                                                                        DE
     LDIG ICTV Corp.                                                                                         DE
     LDIG Koz, Inc.                                                                                          DE
     LDIG Move, Inc.                                                                                         DE
     LDIG Music Online II, Inc.                                                                              DE
     LDIG Music Online, Inc.                                                                                 DE
     LDIG Music, Inc.                                                                                        DE
     LDIG NL, Inc.                                                                                           DE
     LDIG Online Retail, Inc.                                                                                DE
     LDIG Order, Inc.                                                                                        DE

                                                             State/Country
     Name                                                    of Formation
     ----                                                    ------------
     LDIG OTV, Inc.                                          DE
     LDIG Respond, Inc.                                      DE
     LDIG UGON, Inc.                                         DE
     Liberty - Belmarken, Inc.                               DE
     Liberty Academic Systems Holdings, Inc.                 CO
     Liberty AEG, Inc.                                       DE
     Liberty Aero, LLC                                       DE
     Liberty AGI, Inc.                                       DE
     Liberty ANTC, Inc.                                      CO
     Liberty ARC, Inc.                                       DE
     Liberty Argentina, Inc.                                 De
     Liberty Associated Holdings LLC                         DE
     Liberty Associated Partners, L.P.                       DE
     Liberty Associated, Inc.                                DE
     Liberty Astro, Inc.                                     DE
     Liberty ATCL, Inc.                                      CO
     Liberty Auction Holdings LLC                            DE
     Liberty Auction, Inc.                                   DE
     Liberty Bay, Inc.                                       CO
     Liberty BBandnow Holdings, LLC                          DE
     Liberty BBandnow, Inc.                                  DE
     Liberty BETI, Inc.                                      DE
     Liberty Brasil DTH, LTDA.                               BRZ
     Liberty Brazil Bonds, Inc.                              DE
     Liberty Brazil Bonds, Inc.                              DE
     Liberty Brazil DTH, Inc,                                Co
     Liberty Broadcasting, Inc.                              OR
     Liberty Cable Programme Partners, Inc.                  Co
     Liberty Cablevision of Puerto Rico, Inc.                De
     Liberty Centennial Holdings, Inc.                       DE
     Liberty Challenger, LLC                                 DE
     Liberty CHC, Inc.                                       CO
     Liberty Chile Uno Limitada                              CHL
     Liberty Chile, Inc.                                     Co
     Liberty Chllo, Inc.                                     DE
     Liberty Citation, Inc.                                  DE
     Liberty CJR, Inc.                                       De
     Liberty CNBC, Inc.                                      CO
     Liberty CNDT, Inc.                                      DE
     Liberty Court II, Inc.                                  CO
     Liberty Court, Inc.                                     WY
     Liberty Crown, Inc.                                     DE
     Liberty CSG Cash, LLC                                   DE
     Liberty CSG Warrants, LLC                               DE
     Liberty CV, Inc.                                        De
     Liberty CVC, Inc.                                       DE
     Liberty Denver Arena LLC                                DE
     Liberty Digital Health Group, LLC                       CO
     Liberty Digital, Inc.                                   DE
     Liberty Digital, LLC                                    DE
     Liberty Distribution, Inc.                              CO
     Liberty DMX, Inc.                                       CO
     Liberty DS, Inc.                                        DE
     Liberty EMMS, Inc.                                      DE
     Liberty Equator, Inc.                                   DE
     Liberty ETC Holdings, LLC                               DE
     Liberty ETC, LLC                                        DE
     Liberty Europe, Inc.                                    Co
     Liberty EVNT, Inc.                                      DE
     Liberty FA Holdings, Inc.                               De
     Liberty Finance LLC                                     DE

                                                             State/Country
     Name                                                    of Formation
     ----                                                    ------------
     Liberty Flex Holdings Limited                           UK
     Liberty Geonet, Inc.                                    DE
     Liberty GI II, Inc.                                     DE
     Liberty GI, Inc.                                        DE
     Liberty GIC. Inc.                                       CO
     Liberty Global, Inc.                                    DE
     Liberty HG, Inc.                                        DE
     Liberty Holdings Chile, Inc.                            De
     Liberty Holdings Europe, Inc.                           Co
     Liberty Holdings Japan, Inc.                            Co
     Liberty Home Shop International, Inc.                   Co
     Liberty HSN II, Inc.                                    DE
     Liberty HSN LLC Holdings, Inc.                          DE
     Liberty HSN, Inc.                                       CO
     Liberty IATV Events, Inc.                               DE
     Liberty IATV Holdings, Inc.                             DE
     Liberty IATV, Inc.                                      DE
     Liberty IB, Inc.                                        DE
     Liberty IB2, LLC                                        DE
     Liberty ICGX, Inc.                                      DE
     Liberty ICOMM, Inc.                                     DE
     Liberty IDTC, Inc.                                      DE
     Liberty IDTel, Inc.                                     DE
     Liberty IFE, Inc.                                       CO
     Liberty Interactive Technologies, Inc.                  DE
     Liberty International Cable Management, Inc.            Co
     Liberty International Chile, Inc.                       De
     Liberty International DLA, Inc.                         De
     Liberty International DTH, Inc.                         Co
     Liberty IP, Inc.                                        DE
     Liberty IPIX, Inc.                                      DE
     Liberty Ireland AL, Inc.                                DE
     Liberty Ireland Limited Liability Company               Ut
     Liberty Ireland, Inc.                                   Co
     Liberty J - Sports, Inc.                                DE
     Liberty Japan II, Inc.                                  De
     Liberty Japan, Inc.                                     De
     Liberty Java, Inc.                                      CO
     Liberty Jupiter, Inc.                                   DE
     Liberty Kabel Holding, Inc.                             De
     Liberty Kabel, Inc.                                     De
     Liberty KASTR Corp.                                     DE
     Liberty KHC, Inc.                                       DE
     Liberty KI, Inc.                                        DE
     Liberty KV Holdings, Inc.                               DE
     Liberty KV Partners I, LLC                              DE
     Liberty Latin Partners, Inc.                            De
     Liberty Latin Programming Ltd.                          CAYMAN
     Liberty Lightspan Holdings, Inc.                        CO
     Liberty Livewire Corporation                            DE
     Liberty Livewire Holdings, Inc.                         DE
     Liberty Livewire Limited                                UK
     Liberty Livewire LLC                                    DE
     Liberty LSAT II, Inc.                                   DE
     Liberty LSAT, Inc.                                      DE
     Liberty LWR, Inc.                                       DE
     Liberty MCNS Holdings, Inc.                             CO
     Liberty Media Corporation                               DE
     Liberty Media Group LLC                                 DE
     Liberty Media International Limited                     UK
     Liberty Media International, Inc.                       De

                                                                                                             State/Country
     Name                                                                                                    of Formation
     ----                                                                                                    -------------
     Liberty Medscholar, Inc.                                                                                DE
     Liberty MicroUnity Holdings, Inc.                                                                       CO
     Liberty MLM Holdings LLC (inactive)                                                                     DE
     Liberty MLM, Inc.                                                                                       DE
     Liberty MLP, Inc.                                                                                       CO
     Liberty Movies Australia Pty. Limited                                                                   AUS
     Liberty Multicountry DTH, Inc.                                                                          Co
     Liberty NC II, Inc.                                                                                     DE
     Liberty NC III, Inc.                                                                                    DE
     Liberty NC IV, Inc.                                                                                     DE
     Liberty NC IX, Inc.                                                                                     DE
     Liberty NC V, Inc.                                                                                      DE
     Liberty NC VI, Inc.                                                                                     DE
     Liberty NC VII, Inc.                                                                                    DE
     Liberty NC VIII, Inc.                                                                                   DE
     Liberty NC X, Inc.                                                                                      DE
     Liberty NC XI, Inc.                                                                                     DE
     Liberty NC, Inc.                                                                                        DE
     Liberty NEA, Inc.                                                                                       DE
     Liberty Next, Inc.                                                                                      DE
     Liberty Online Health KI Holdings, Inc.                                                                 CO
     Liberty Online Health RN Holdings, Inc.                                                                 CO
     Liberty Online Sports Holdings, Inc.                                                                    CO
     Liberty Online Village  Holdings, Inc.                                                                  CO
     Liberty PCAG, Inc.                                                                                      De
     Liberty PCLN, Inc.                                                                                      DE
     Liberty PL, Inc.                                                                                        DE
     Liberty PL2, Inc.                                                                                       DE
     Liberty PL3, LLC                                                                                        DE
     Liberty PL4, Inc.                                                                                       DE
     Liberty Poland, Inc.                                                                                    Co
     Liberty Prime, Inc.                                                                                     DE
     Liberty Programming Argentina, Inc.                                                                     De
     Liberty Programming Australia, Inc.                                                                     Co
     Liberty Programming Company LLC                                                                         DE
     Liberty Programming Development Corporation                                                             WY
     Liberty Programming France, Inc.                                                                        Co
     Liberty Programming Japan, Inc.                                                                         De
     Liberty Programming South America, Inc.                                                                 De
     Liberty Programming UK, Inc.                                                                            De
     Liberty Property Holdings, Inc.                                                                         DE
     Liberty QS, Inc.                                                                                        DE
     Liberty QVC, Inc.                                                                                       CO
     Liberty Replay, Inc.                                                                                    DE
     Liberty Satellite & Technology, Inc.                                                                    DE
     Liberty Satellite Brazil Bonds, Inc.                                                                    DE
     Liberty Satellite, LLC                                                                                  DE
     Liberty SEG Acquisition Sub, LLC                                                                        DE
     Liberty SMTRK of Texas, Inc.                                                                            CO
     Liberty SMTRK, LLC                                                                                      DE
     Liberty South America, SRL                                                                              ARG
     Liberty SP, Inc.                                                                                        DE
     Liberty Spanish Holdings, Inc.                                                                          CO
     Liberty Sports, Inc.                                                                                    CO
     Liberty Sportsouth, Inc.                                                                                GA
     Liberty SRV, Inc.                                                                                       DE
     Liberty SSP, Inc.                                                                                       DE
     Liberty TE, Inc.                                                                                        DE
     Liberty Telemundo Stations, Inc.                                                                        CO
     Liberty TelemundoNet, Inc.                                                                              DE
     Liberty TIV, Inc.                                                                                       DE

                                                                                                             State/Country
     Name                                                                                                    of Formation
     ----                                                                                                    -------------
     Liberty Tower, Inc.                                                                                     DE
     Liberty TP LLC                                                                                          DE
     Liberty TP Management, Inc..                                                                            DE
     Liberty TSAT, Inc.                                                                                      DE
     Liberty TVGOS, Inc.                                                                                     CO
     Liberty TW, LLC                                                                                         CO
     Liberty TWSTY Holdings, Inc.                                                                            DE
     Liberty TWSTY, Inc.                                                                                     DE
     Liberty UCOMA, LLC                                                                                      DE
     Liberty UGC Bonds, Inc.                                                                                 DE
     Liberty UK Holdings, Inc.                                                                               Co
     Liberty UK Radio, Inc.                                                                                  CO
     Liberty UK, Inc.                                                                                        Co
     Liberty UPC Bonds, Inc.                                                                                 De
     Liberty UPCOY, Inc.                                                                                     DE
     Liberty VF, Inc.                                                                                        DE
     Liberty Virtual I/O, Inc.                                                                               CO
     Liberty WDIG, Inc.                                                                                      DE
     Liberty Webhouse, Inc.                                                                                  DE
     Liberty WF Holdings LLC                                                                                 DE
     Liberty WF, Inc.                                                                                        DE
     Liberty Wireless 1, Inc.                                                                                DE
     Liberty Wireless 10, Inc.                                                                               DE
     Liberty Wireless 2, Inc.                                                                                DE
     Liberty Wireless 3, Inc.                                                                                DE
     Liberty Wireless 4, Inc.                                                                                DE
     Liberty Wireless 5, Inc.                                                                                DE
     Liberty Wireless 6, Inc.                                                                                DE
     Liberty Wireless 7, Inc.                                                                                DE
     Liberty Wireless 8, Inc.                                                                                DE
     Liberty Wireless 9, Inc.                                                                                DE
     Liberty XMSR, Inc.                                                                                      DE
     Livewire Network Services, LLC                                                                          DE
     LMC AGI, LLC                                                                                            DE
     LMC Animal Planet, Inc.                                                                                 CO
     LMC Bay Area Sports, Inc.                                                                               CO
     LMC BET Holdings LLC                                                                                    DE
     LMC BET, Inc.                                                                                           CO
     LMC Capital LLC                                                                                         DE
     LMC Denver Arena, Inc.                                                                                  DE
     LMC Digital, Inc.                                                                                       CO
     LMC Discovery, Inc.                                                                                     CO
     LMC E! Entertainment, Inc.                                                                              CO
     LMC IATV Events, LLC                                                                                    DE
     LMC Information Services, Inc.                                                                          NV
     LMC International, Inc.                                                                                 CO
     LMC Music, Inc.                                                                                         CO
     LMC Radio Ltd.                                                                                          UK
     LMC Regional Sports, Inc.                                                                               CO
     LMC Request, Inc.                                                                                       CO
     LMC SatCom, Inc.                                                                                        GA
     LMC Sillerman, Inc.                                                                                     CO
     LMC Silver King, Inc.                                                                                   CO
     LMC Southeast Sports, Inc.                                                                              CO
     LMC Sunshine, Inc.                                                                                      CO
     LMC UCOMA, Inc.                                                                                         DE
     LMC USA I, Inc.                                                                                         DE
     LMC USA II, Inc.                                                                                        DE
     LMC USA III, Inc.                                                                                       DE
     LMC USA IV, Inc.                                                                                        DE
     LMC USA IX, Inc.                                                                                        DE

                                                                  State/Country
     Name                                                         of Formation
     ----                                                         ------------
     LMC USA V, Inc.                                              DE
     LMC USA VI, Inc.                                             DE
     LMC USA VII, Inc.                                            DE
     LMC USA VIII, Inc.                                           DE
     LMC USA X, Inc.                                              DE
     LMC Wireless Holdings, Inc.                                  DE
     LMC/LSAT Holdings, Inc.                                      DE
     LMI/LSAT Holdings, Inc.                                      De
     LQ I, Inc.                                                   CO
     LQ II, Inc.                                                  CO
     LSAT Astro LLC                                               DE
     LSAT PCS, Inc.                                               DE
     LTWX I, Inc.                                                 CO
     LTWX II, Inc.                                                CO
     LTWX III, Inc.                                               CO
     LTWX IV, Inc.                                                CO
     LTWX V, Inc.                                                 CO
     MacNeil/Lehrer Productions [gp]                              NY
     Manhattan Transfer/Edit, Inc. [dba RIOT Manhattan]           DE
     Maxide Acquisition, Inc.                                     DE
     MediaView LLC                                                CO
     Meridian Sound, LLC                                          DE
     MGM Gold Networks (Asia) BV                                  Netherlands
     MGM Gold Networks Asia, LLC                                  DE
     Microwave Holdings, L.L.C.                                   DE
     Modern Music Magic, LLC                                      DE
     MSCL, Inc.                                                   CA
     New LMC ARC, Inc.                                            DE
     OCV Iberia, SA
     OCV Singapore, Pte, LTD
     On Command (Thailand) Limited
     On Command Argentina, SRL
     On Command Canada, Inc.
     On Command Corporation                                       DE
     On Command Development Corporation                           DE
     On Command DO Brazil, LTDA
     On Command Europe Ltd.
     On Command Video Corp. Canada
     On Command Video Corporation                                 DE
     On Command Video Costa Rico, Ltd.
     Paradigm Music Entertainment Company                         DE
     Pilot Programme Investments Limited                          UK
     POP Animation                                                CA
     Post Box Golden Square Limited                               UK
     Pramer S.C.A.                                                ARG
     Priceline WebHouse Club, Inc.                                DE
     Purple Demon, Inc.                                           NY
     QVC Investment, Inc.                                         CO
     QVC, Inc.                                                    DE
     Rediffusion Music Ltd.                                       UK
     Reditune Achergrondmuzlirk en Reklame BV                     Netherlands
     Reditune GmbH                                                Germany
     Request Holdings, Inc.                                       DE
     RL Ingenius, Inc.                                            CO
     Royal Communications, Inc.                                   CO
     RTV Associates, L.P. (lp)                                    DE
     Rushes PostProduction Limited                                UK
     Saigon Broadcasting LLC                                      DE
     Santa Monica Financial, Inc.                                 CA
     Satellite MGT, Inc.                                          DE
     SEG Investments, Inc.                                        DE

                                                                                                  State/Country
     Name                                                                                         of Formation
     ----                                                                                         ------------
     SEG Payroll LLC                                                                              CO
     Servicios Administrativos de Post Produccion S.A. de C.V.                                    Mexico
     Soho 601 Digital Productions Limited                                                         UK
     Soho Group Limited                                                                           UK
     Soho Images Limited                                                                          UK
     SonicNet, Inc.                                                                               DE
     Sound One Corporation                                                                        NY
     Soundelux Hollywood II, LLC                                                                  DE
     Soundelux Hollywood III, LLC                                                                 DE
     Southern Satellite Systems, Inc.                                                             GA
     Spectradyne (Thailand) Limited                                                               Thailand
     Spectradyne Asia-Pacific Limited                                                             Hong Kong
     Spectradyne Australia PTY Limited                                                            New South Wales
     Spectradyne Canada
     Spectradyne International, Inc.                                                              DE
     Spectradyne Korea
     Spectradyne Mexico
     Spectradyne Singapore PTE Ltd.                                                               Singapore
     SpectraVision of Canada, Inc.                                                                Ontario
     SpectraVision, Inc.                                                                          TX
     Starz Encore Group LLC                                                                       CO
     STSN General Holdings, Inc.                                                                  DE
     STSN, Inc.                                                                                   DE
     Studio Film and Video Holdings Limited                                                       UK
     SVC Television Limited                                                                       UK
     SVOD LLC                                                                                     CO
     Symphonic Video LLC [dba Digital Symphony]                                                   DE
     TCI Cathay TV, Inc.                                                                          Co
     TCI CT Holdings, Inc.                                                                        DE
     TCI CT Operations, Inc.                                                                      CO
     TCI CTrack Asset Corp.                                                                       CO
     Tele-Cine Cell Group Limited                                                                 UK
     Tele-Cine Limited                                                                            UK
     Tempo Satellite, Inc.                                                                        OK
     TEMPO Sound, Inc.                                                                            OK
     The Box Holland, B.V.                                                                        Netherlands
     The Box Music Network S.L.                                                                   Spain
     The Box Worldwide, Inc.                                                                      FL
     The Box Worldwide-Europe, B.V.                                                               Netherlands
     The DMX Canada Partnership                                                                   BC
     The Post Edge, Inc.                                                                          FL
     The Triumph Switch Company, LLC                                                              NY
     Todd-AO Amusement Production Services, LLC [dba Todd-AO Interactive]                         CA
     Todd-AO DVD, Inc.                                                                            CA
     Todd-AO Europe Holding Company Limited                                                       UK
     Todd-AO Filmatic Limited                                                                     UK
     Todd-AO Germany GmbH [LLC]                                                                   Germany
     Todd-AO Hollywood Digital                                                                    CA
     Todd-AO Studios                                                                              CA
     Todd-AO Studios East                                                                         NY
     Todd-AO Studios West                                                                         CA
     Todd-AO UK, Limited                                                                          UK
     Todd-AO Video Services                                                                       CA
     Todd-AO, Espana                                                                              CA
     Triumph Communications & Fiber Services, LLC                                                 NY
     Triumph Communications & Leasing Services Inc.                                               NY
     Triumph Communications, Inc.                                                                 NY
     TruePosition of Louisiana, Inc.                                                              DE
     TruePosition, Inc.                                                                           DE
     TSAT Holding 1, Inc.                                                                         DE
     TSAT Holding 2, Inc.                                                                         DE

                                                                   State/Country
     Name                                                          of Formation
     ----                                                          ------------
     TVI Limited                                                   UK
     TVP Videodubbing Limited                                      UK
     TW Holdings, L.L.C.                                           Co
     United Artists, B.V.                                          NTH
     Video Jukebox Network Europe, Ltd.                            UK
     Video Rentals, Inc.                                           NJ
     Video Services Corporation                                    DE
     Vine Street Magic, LLC                                        DE
     Virgin Television de Mexico S.A. de C.V.                      Mexico
     Visiontext Limited                                            UK
     Visualize                                                     CA
     VSC Corporation                                               DE
     VSC Express Courier, LLC                                      NJ
     VSC LIMA CORP.                                                DE
     VSC MAL CORP.                                                 DE
     VSDD Acquisition Corp.                                        DE
     Waterfront Communications Corporation                         NY
     WEAPH Ltd.                                                    Sinapore
     West One Television Limited                                   UK
     X*PRESS Electronic Services, Ltd.                             CO
     X*PRESS Information Services, Ltd.                            CO
     XTV Limited                                                   UK